                            [LOGO OF HANSBERGER]
                                                   -------------------
                                                        Hansberger
                                                   -------------------
                                                      Institutional
                                                         Series
                                                   -------------------

                              ANNUAL REPORT
                              December 31, 2000

                              International Value Fund

                              Emerging Markets Fund

                            LETTER TO SHAREHOLDERS

Hansberger Institutional Series
International Value Fund
Emerging Markets Fund

February 15, 2001

Dear Fellow Shareholder:

  During the twelve months ended December 31, 2000, your portfolio performed relatively well in a difficult environment. In the following paragraphs we would like to share with you what we consider to be some of the more significant events of 2000 as well as our views on the opportunities for the upcoming year.

  The most significant event, given the media hype and the fear factor preceding the event itself, was the fact that the world, as we know it, continued to exist beyond midnight of December 31, 1999. Computers, power grids, nuclear generators, airplanes, and financial institutions still functioned as the year 2000 dawned on us and microprocessors ignored the doomsday forecasts for "Y2K". The "bug" did not come to fruition, apologies for the fear created by the media were few, the "Y2K" hype quickly subsided and the world soon became absorbed with other news events.

  There were quite a few significant economic developments for the media to cover in the year 2000. The strong US dollar dominated global currency markets for much of the year. The Euro plunged to record lows as faith in the ability of the Euro-zone countries to adeptly position their economies for sustained economic growth was questioned. Across the Atlantic, better than expected economic activity in the US encouraged investors to park their money in the US financial markets. This anomaly between a "doomed" Europe and Japan and an "invincible" US resulted in most international markets continuing to under-perform the returns from investments in the US until the end of the 3rd Quarter. In the 4th Quarter, the international markets fared better as the Euro gained nearly 15% from its low and the US dollar showed some signs of weakness. For the full year, however, most of the major indices lost value. The MSCI EAFE Index (in US dollars) was down -13.96%; the Dow Jones Industrial Average, -6.18%; the NASDAQ 100 Composite, -39.2% and the S&P 500, -10.14%.

  The significant increase in the prices of technology, media, and telecom ("TMT") stocks (many still significantly up from the pre-boom August 31st, 1999 levels) was a further disadvantage for most value managers for much of the year. However, these unreasonable valuations quickly deflated when a realization hit home on March 10th, when investors awakened to the requisite for technology companies to generate revenues and earn profits. The result was that many of the "old economy" stocks found new favor in a stock market caught in its own valuation trap. Further, fears of a slowing global economy and its effect on capital expenditure programs resulted in numerous downgrades for future expected growth rates in revenues. The TMT sector shares finally acknowledged this economic reality. The mantra for the year 2001 could very well be "predictable cash flows" which could result in a newly found support for value stocks.

  Oil prices - the wild card in the economic pack for the year 2000 - are still the big unknown in the outlook for the year 2001. From its low of US$11 a barrel in December 1998, the price of crude oil peaked at US$36 in August 2000. The analysts' consensus is for oil to stay above the US$25 per barrel range for most of the year during 2001. Europe and Japan, areas that rely more on imported oil than does the US, may see their economic outlook clouded if oil prices refuse to decline.

  As you look at the Funds' portfolios today, versus this time a year ago, you will see significant changes in the country and sector allocations. Keep in mind that these changes are a result of our bottom-up stock selection process. The following paragraphs discuss the rationale for your current portfolio positioning.

  HGI remained committed to Europe despite a difficult economic environment in 2000 which included: rising oil prices, a falling Euro, a falling English pound, increased taxes on gasoline and ensuing social unrest in that region. The rebound in the Euro and a lack of direction from Japan has been rewarding in the near term. The portfolios are likely to continue to have a more European "look" as we expect companies in this region to proceed with their restructuring process while benefiting from a moderately positive macro-environment. Our exposure in Japan is limited to a few sectors and a few companies. However, we are prepared to move quickly to build exposure in Japan as soon as we observe evidence of a serious move down the reform path.

  Since the start of 2000, we reduced our aggregate exposure to stocks in the materials sector (chemicals, paper, and metals). This proved to be prudent as the prospect of slower global growth and lower demand depressed underlying commodity prices and their relative stock prices.

  Funds raised from the sale of shares in the materials sector enabled us to take advantage of high quality stocks in other industries. Previously, we were unable to participate in certain industries because of relatively high valuations. The technology sector is one such group. Evidence of a slow-down in technology spending, lowered earnings expectations and a shrinking appetite for Internet IPOs caused a rout in this industry. As a result, several high quality companies fell within our buy target ranges, and we initiated or added to existing positions. Included in these purchases were a few Japanese companies which specialize in hardware, software and services in the domestic and international markets.

  In addition, we purchased European industry leaders including enterprise software developers, integrated systems providers and capital equipment manufacturers. Although we do not expect to be significantly overweight in these areas, we will continue to add to leaders within the technology sector should they reach what we believe to be appropriate valuations.

  Additional investments include those in the consumer staples and consumer discretionary industries, areas in which we have historically been underweight. Within the consumer staples industry, food manufacturing stocks have begun to look attractive as food prices, following a long period of disinflation, seem to have stabilized. These companies also look attractive as potential consolidators or take-out candidates.

  Consumer discretionary stocks have demonstrated recent weakness due to fears of slower earnings growth. In our view, the stock prices of many of these companies already discount a slower global growth environment. Based upon this belief, we have taken the opportunity to add to, or keep a "watch" on, premier names in the European appliance, apparel and media sectors that we believe offer appreciation potential over and above that of the market, even in the event of a global slow-down in GDP growth.

  Telecommunications is another area where we have substantially increased our exposure. We continue to find value in stocks that have swung from being in great demand to being completely out of favor. The telecommunications sector continued to fall throughout the 3rd and 4th quarters as increased capital expenditures drove down future earnings estimates. The increased market penetration of wireless services and applications make this industry attractive over the long-term. Your portfolio includes several names in the telecommunications sector, most of which are in the emerging markets.

  One of the frustrations with the emerging market asset class is that the economies have done well, however the market continues to be punished by a sweeping sell-off based on a correlation with the NASDAQ. Once the emerging markets eventually come back into favor, much of the money will flow into the larger cap financials and telecoms. These sectors currently account for approximately 70% of our emerging market exposure.

  The healthcare sector, which is currently shrugging off fears that legislation in the US will lead to price caps on drugs, has rallied and remains a defensive play. Overall, the Funds may not see a significant change in their exposure to this sector, however, there may be some change in the individual stock selections. We will continue to sell the more expensive pharmaceutical stocks and replace them with those trading at discounts to the sector based on the future potential of their own respective drug portfolios.

  Our boldest call may be on the financial sector. Since we anticipated peaking interest rates in Europe and potential consolidation, we added to financials on the European continent and in the UK. The risk to this strategy is the Euro, which has recently rallied a fair bit after being aided by a historic first-time intervention by the European Central Bank. If the Euro were to continue on a declining path, the European Central Bank may raise interest rates again and hurt the financial stocks one more time. However, our conversations with managements of Euro-zone companies suggest that the lower Euro has kept business activity alive, and that a stronger Euro would be a result of better economic activity. The British pound had also weakened for much of the year and this may have tempered expectations of near term interest rate cuts in the UK while hurting expectations of corporate profits for the near term. For the UK, the Funds have exposure in financials and consumer retail in order to take advantage of an economic upswing. The alternative choice of being over-weight in Japan is not particularly exciting given that our sector-focused research indicates that European companies are generally further ahead with respect to shareholder-orientation and restructuring issues.

  As you know, our stock selection is performed on a sector basis, and the geographical distribution of the Funds is typically a by-product of the stock selection process. Our analysts continue to look for value in well-run companies hurt by short-term considerations. Although bottom-up in approach, we continue to examine macro issues and make stock investments for the portfolio while keeping in mind events that could affect the companies in which we invest either due to their geographical location or due to the sectors in which they operate.

  We thank you for the confidence that you have placed in us and look forward to an exciting and productive year ahead. Please feel free to call on us should you have any questions regarding our comments or the enclosed materials.

                                      For the Hansberger Institutional Series
                                      Thomas L. Hansberger, CFA
                                      Chief Investment Officer
                                      Hansberger Global Investors, Inc.

                          PORTFOLIO MANAGEMENT REVIEW

                           INTERNATIONAL VALUE FUND

Market conditions during the year ended December 31, 2000

  The International Value Fund performed relatively well in a poor environment for global, equity investing in 2000. Although most of the markets responded well in the beginning of 2000 to the dissipation of Y2K fears, many began to retreat in the spring. The US Federal Reserve's failure to lower US interest rates by year-end and signal its readiness to stimulate a slowing economy weighed heavily on US markets, which were already under pressure from earnings disappointments reported by "New Economy" stocks.

  The drop in the US NASDAQ was reflected in the performance of many Asian emerging markets, despite positive economic news flow. In particular, Korea fell -49.6%; Malaysia, -16.0% and Thailand, -56.3%. Japan's economy remained moribund, the loan book of many if its banks remained inscrutable and the yen fell by over 10% against the US dollar.

  As the NASDAQ declined in 2000, many European TMT stock prices also fell. On the other end of the spectrum, in anticipation of an economic slowdown in the US and on the European continent, investors sold many stocks in cyclical industries, especially those in the consumer discretionary and materials industries. Money flowed into healthcare and consumer staple stocks as many international portfolios took on a more defensive posture. In addition, many European financial companies appreciated in value, based in part, on the anticipation that the European Central Bank would eventually lower rates to stimulate the economy. In general, however, US investors were penalized by the strong dollar as the British pound and Euro eroded throughout most of the year. This trend began to reverse in the last quarter of the year and returns began to improve for US investors.

Fund performance during the year ended December 31, 2000

  The Fund's total return for 2000 was -10.58% versus the MSCI EAFE Index return of -13.96%. During 2000, both country and industry selection impacted the performance of the Fund. In particular, the reduction during the year of the Fund's exposure to Japan and developing Asia, concomitant with an increased exposure to Europe, assisted relative performance, partially because of the movement in currencies. The Fund's significant weighting in telecommunication stocks detracted from performance, but this was offset somewhat by the overall underweight position in the TMT sectors. The Fund's return was also enhanced by the addition of several consumer discretionary stocks which were purchased at attractive price points, and consumer discretionary stocks whose prices were buoyed by investors' rotation into defensive stocks.

Market Outlook

  Although the slowing economies in Europe and the US will likely impact demand for certain goods and services, we see opportunities for out-performance of specific stocks located in various countries across the globe. Exporting companies with superior technological capability located in Japan may benefit from the weakening currency. We believe that defensive companies in Europe, such as those involved in the consumer staples industry, will offer an effective hedge against lower GDP growth. Meanwhile, many international companies should benefit, regardless of location or sector, from corporate restructuring and from lower debt burdens in a declining interest rate environment.

                                      For the International Value Fund Team
                                      Lauretta A. Reeves, CFA
                                      Managing Director of Research
                                      Hansberger Global Investors, Inc.

                    Change in value of a $10,000 Investment
        in the Hansberger International Value Fund vs. MSCI EAFE Index
                                1/1/97-12/31/00

                                     GRAPH

                   Hansberger International       MSCI EAFE
                          Value Fund                Index
                   ------------------------       ---------
12/31/96                    $10,000                $10,000
1/31/97                      10,178                  9,652
2/28/97                      10,366                  9,813
3/31/97                      10,247                  9,851
4/30/97                      10,326                  9,905
5/31/97                      10,642                 10,552
6/30/97                      11,087                 11,136
7/31/97                      11,413                 11,319
8/31/97                      10,894                 10,476
9/30/97                      11,354                 11,065
10/31/97                     10,376                 10,217
11/30/97                      9,881                 10,115
12/31/97                      9,854                 10,206
1/31/98                       9,924                 10,675
2/28/98                      10,578                 11,362
3/31/98                      11,112                 11,715
4/30/98                      11,132                 11,810
5/31/98                      10,669                 11,756
6/30/98                      10,065                 11,847
7/31/98                      10,113                 11,970
8/31/98                       8,315                 10,490
9/30/98                       8,002                 10,171
10/31/98                      8,871                 11,234
11/30/98                      9,214                 11,812
12/31/98                      9,165                 12,281
1/31/99                       9,145                 12,247
2/28/99                       8,828                 11,958
3/31/99                       9,431                 12,460
4/30/99                      10,657                 12,968
5/31/99                      10,351                 12,303
6/30/99                      11,035                 12,786
7/31/99                      11,133                 13,169
8/31/99                      11,112                 13,220
9/30/99                      10,846                 13,356
10/31/99                     11,133                 13,859
11/30/99                     11,245                 14,343
12/31/99                     11,845                 15,633
1/31/2000                    11,329                 14,643
2/29/2000                    10,978                 15,040
3/31/2000                    11,711                 15,626
4/30/2000                    10,906                 14,806
5/31/2000                    10,731                 14,448
6/30/2000                    11,226                 15,016
7/31/2000                    10,965                 14,389
8/31/2000                    11,058                 14,517
9/30/2000                    10,623                 13,813
10/31/2000                   10,177                 13,490
11/30/2000                   10,001                 12,987
12/31/2000                   10,601                 13,451

                                         Total Return
---------------------------------------------------------------
                            Hansberger International  MSCI EAFE
Time Period                       Value Fund            Index
--------------------------  ------------------------  ---------
One Year                           (10.58)%            (13.96)%
Average Annual
Since Inception (12/30/96)           1.47%               7.69%

This graph compares the Fund's performance with the MSCI Europe Australasia Far East ("EAFE") Index, a broad-based unmanaged index that represents the general performance of international equity markets. Total returns for the Fund and the index include reinvestment of all dividends and capital gains. The index does not include commissions or fees that an investor purchasing the securities in the index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the Fund and the index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the index.

                          PORTFOLIO MANAGEMENT REVIEW

                             EMERGING MARKETS FUND

Market conditions during the year ended December 31, 2000

  The Emerging Markets Fund performed relatively well in a very challenging environment for global emerging markets in 2000. Despite rapidly improving economic fundamentals, the asset class was adversely affected by factors outside of the emerging markets universe. These included higher US interest rates, rising oil prices and a sharp decline in US technology and telecom stocks. Historically, emerging markets have not performed well under these conditions and 2000 was no exception.

  In particular, in the Asian emerging markets, where sentiment is still driven by US interest rate movements, performance has been poor. This was despite high GDP growth across the region (averaging 7%-8% for the year) and tremendous improvements in economic health, particularly in the level of surpluses and foreign exchange reserves generated. Yet, the Asian component of the MSCI Emerging Markets Free Index (the "Index") fell 42% over the year. Although other regions fared better, with the Latin America and Eastern Europe components declining 17% and 20%, respectively, Asia had the largest weighting, at 45% in the Index. This weighting served as a significant drag on the overall Index for 2000.

  The generally poor performance of TMT stocks worldwide contributed to the relatively poor performance of the emerging markets in 2000. Due to the high percentage of telecom and technology related companies in emerging markets, it is not surprising that the decline in emerging markets mirrored that of the NASDAQ for most of the year. However, over the last quarter of the year, the correlation decreased significantly suggesting that investors are beginning to realize that emerging market TMT stocks operate on a different and much more positive set of fundamentals than in the developed markets. In addition, valuations have become much more attractive due to the downturn in prices.

  Moving into 2001, we believe conditions look much brighter for emerging markets. There have been a few very important catalysts that, in our view, should result in strong performance for the asset class. Salient among these is the relatively recent one percentage point interest rate cut by the US Federal Reserve which was instituted in order to avoid a hard landing or recession in the US. If they are successful, emerging markets should see a very rewarding year for investors.

Fund Performance during the year ended December 31, 2000

  The Fund's total return for 2000 was -28.80% vs. the MSCI Emerging Markets Free Index of -30.61%. From a sector perspective, the Fund was overweight in the energy sector for most of the year which, given much higher oil prices, contributed to the out-performance. The Fund was also overweight in the materials sector, holding mostly steel, cement and petrochemical stocks. These stocks performed relatively well in the first part of 2000 due to strong global growth, led primarily by the US. The telecom sector, in which the Fund also maintained an overweight position, did not perform well due to the huge decline in TMT stocks globally after the first quarter. This decline was partially offset by the Fund's underweight position in information technology stocks.

  The Fund is currently overweight in the financials sector, which historically has outperformed when interest rates decline. In addition, the Fund is maintaining its overweight position in the telecom sector, which we believe will also do well in a lower interest rate environment. Also, we believe that the recent decline in emerging markets telecom stocks is unsupported since these stocks typically operate on better fundamentals than do telecom stocks in developed countries. In addition, we have reduced the Fund's weighting in energy as we believe the recent decline in oil prices will be sustained for most of 2001. In summary, the Fund is well positioned to take advantage of what we believe will be a positive environment in 2001.

Market Outlook

  The combination of lower U.S. interest rates and lower energy prices is expected to have a very positive effect on emerging market performance in 2001. We see many opportunities for out-performance across the asset class but particularly in the more interest rate sensitive sectors such as financials and telecom. Despite slower U.S. growth, export oriented companies are also expected to perform well as most emerging market currencies are still well below pre-crisis levels, resulting in very competitive export prices. In addition, continued robust growth in Europe should act as a hedge against a slowdown in the U.S. We believe the conditions are ripe for a strong rally in the emerging markets.

                                      For the Emerging Markets Fund Team
                                      Thomas L. Hansberger, CFA
                                      Chief Investment Officer
                                      Hansberger Global Investors, Inc.

                                    [GRAPH]

                    Change in value of a $10,000 Investment
 in the Hansberger Emerging Markets Fund vs. MSCI Emerging Markets Free Index
                                1/1/97-12/31/00

                                   Hansberger
                                Emerging Markets          MSCI EAFE
                                      Fund                  Index
                                ----------------          ---------

           12/30/96                 $10,000                $10,000
            1/31/97                  10,375                 10,682
            2/28/97                  10,623                 11,140
            3/31/97                  10,356                 10,847
            4/30/97                  10,375                 10,866
            5/31/97                  10,603                 11,177
            6/30/97                  11,215                 11,775
            7/31/97                  11,947                 11,951
            8/31/97                  11,334                 10,430
            9/30/97                  11,483                 10,719
           10/31/97                   9,753                  8,960
           11/30/97                   8,647                  8,633
           12/30/97                   8,489                  8,841
            1/31/98                   7,720                  8,148
            2/28/98                   8,579                  9,287
            3/31/98                   8,759                  9,389
            4/30/98                   8,679                  9,287
            5/31/98                   7,570                  8,014
            6/30/98                   6,671                  7,173
            7/31/98                   6,701                  7,401
            8/31/98                   4,754                  5,261
            9/30/98                   4,934                  5,595
           10/31/98                   5,553                  6,184
           11/30/98                   6,152                  6,698
           12/31/98                   5,924                  6,601
            1/31/99                   6,004                  6,495
            2/28/99                   5,793                  6,558
            3/31/99                   6,405                  7,422
            4/30/99                   7,668                  8,340
            5/31/99                   7,627                  8,292
            6/30/99                   8,630                  9,233
            7/31/99                   8,229                  8,982
            8/31/99                   8,098                  9,064
            9/30/99                   7,397                  8,757
           10/31/99                   7,688                  8,943
           11/30/99                   8,389                  9,745
           12/31/99                   9,822                 10,985
            1/31/00                   9,472                 11,050
            2/28/00                   9,452                 11,196
            3/31/00                   9,853                 11,251
            4/30/00                   8,860                 10,184
            5/31/00                   8,329                  9,763
            6/30/00                   8,790                 10,107
            7/31/00                   8,610                  9,587
            8/31/00                   8,830                  9,634
            9/30/00                   7,798                  8,793
           10/31/00                   7,257                  8,156
           11/30/00                   6,635                  7,443
           12/31/00                   6,993                  7,622


                                           Total Return

                             Hansberger Emerging     MSCI Emerging
Time Period                  Markets Fund            Markets Free Index
--------------------------   -------------------     ------------------
One Year                         (28.80)%                 (30.61)%
Average Annual
Since Inception (12/30/96)        (8.55)%                  (6.56)%


This graph compares the Fund's performance with the MSCI Emerging Markets Free Index, a broad-based unmanaged index that represents the general performance of equity markets in developing markets. Total returns for the Fund and the index include reinvestment of all dividends and capital gains. The index does not include commissions or fees that an investor purchasing the securities in the index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the Fund and the index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the index.

 Hansberger International Value Fund

 Portfolio of Investments
 December 31, 2000

The accompanying notes are an integral part of the financial statements.

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Common Stocks - 97.1%
            Austria - 1.0%
     44,816 BA Holdings AG.......................................   $  2,465,756
                                                                    ------------
            Belgium - 1.0%
     75,000 Fortis (B) Co. ......................................      2,436,445
                                                                    ------------
            Bermuda - 0.9%
     24,500 XL Capital Ltd.......................................      2,140,687
                                                                    ------------
            China - 1.0%
    440,000 China Mobile
             Ltd. (a)............................................      2,403,169
                                                                    ------------
            Finland - 3.1%
    330,000 Metso Oyj............................................      3,687,060
    138,000 TietoEnator Oyj......................................      3,925,917
                                                                    ------------
                                                                       7,612,977
                                                                    ------------
            France - 6.2%
    137,000 Alstom S.A. .........................................      3,537,306
     31,000 BNP Paribas S.A......................................      2,721,402
     26,800 Compagnie de Saint Gobain S.A........................      4,209,690
    370,000 Usinor S.A...........................................      4,884,345
                                                                    ------------
                                                                      15,352,743
                                                                    ------------
            Germany - 8.6%
     91,000 Adidas-Salomon AG (a)................................      5,536,506
     54,000 BASF AG..............................................      2,456,444
     67,000 E. on AG.............................................      4,076,328
    124,000 Jenoptik AG..........................................      3,609,132
     20,700 SAP AG...............................................      2,954,155
     89,000 Volkswagen AG PFD....................................      2,715,768
                                                                    ------------
                                                                      21,348,333
                                                                    ------------
            Greece - 1.0%
    175,000 Hellenic Telecommunications Organization S.A.........      2,620,251
                                                                    ------------
            Hong Kong - 4.7%
    304,727 HSBC Holdings plc....................................      4,512,477
    225,500 Hutchison Whampoa Ltd................................      2,811,630
  1,260,000 SmarTone Telecommunications Holdings Ltd. ...........      1,817,378
    712,500 Wing Hang Bank Ltd...................................      2,576,061
                                                                    ------------
                                                                      11,717,546
                                                                    ------------
            Hungary - 2.2%
     55,000 Gedeon Richter Rt. ..................................      3,251,068
    105,000 Magyar Tavkozlesi Rt. Sponsored ADR..................      2,145,938
                                                                    ------------
                                                                       5,397,006
                                                                    ------------

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            India - 0.4%
      9,900 Infosys Technologies Ltd. ADR........................   $    913,275
                                                                    ------------
            Ireland - 2.8%
    458,640 Bank of Ireland......................................      4,543,010
    956,235 Eircom plc...........................................      2,468,975
                                                                    ------------
                                                                       7,011,985
                                                                    ------------
            Italy - 5.2%
    968,000 Banca Nazionale del Lavoro S.p.A.....................      2,971,957
    780,000 ENI S.p.A. ..........................................      4,979,926
  3,000,000 Parmalat Finanziaria S.p.A. (a)......................      4,858,807
                                                                    ------------
                                                                      12,810,690
                                                                    ------------
            Japan - 17.9%
    480,000 Asahi Kasei Corp, Ltd. ..............................      2,759,633
    105,000 Daiichi Pharmaceutical Co., Ltd......................      3,119,266
    154,400 Daito Trust Construction Co., Ltd....................      2,765,575
    290,000 Daiwa Securities Co., Ltd............................      3,022,892
    370,000 Hitachi, Ltd. .......................................      3,291,044
    118,000 Honda Motor Co., Ltd.................................      4,392,136
    313,000 JGC Corp. ...........................................      2,130,424
     22,000 Mabuchi Motor Co., Ltd...............................      2,237,484
    184,000 Marui Co., Ltd.......................................      2,773,263
     91,000 Matsushita Electric Industrial Co., Ltd..............      2,170,642
        500 Mizuho Holding, Inc..................................      3,093,054
    210,000 Nihon Unisys, Ltd....................................      2,201,835
    192,000 Sankyo Co., Ltd......................................      4,596,592
    433,000 Sumitomo Trust & Banking Co., Ltd....................      2,939,633
     29,000 TDK Corp.............................................      2,817,650
                                                                    ------------
                                                                      44,311,123
                                                                    ------------
            Korea - 1.2%
     48,000 Pohang Iron & Steel Co., Ltd.........................      2,902,767
                                                                    ------------
            Mexico - 1.0%
     55,000 Telefonos de Mexico S.A., Class L, ADR...............      2,481,875
                                                                    ------------

 Portfolio of Investments
 December 31, 2000

The accompanying notes are an integral part of the financial statements.

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Common Stocks (continued)
            Netherlands - 4.0%
    138,000 ABN AMRO Holding N.V. ...............................   $  3,138,142
    120,839 Royal KPN N.V. ......................................      1,390,967
    198,000 Wolters Kluwer N.V. .................................      5,398,600
                                                                    ------------
                                                                       9,927,709
                                                                    ------------
            Norway - 1.4%
    271,600 Petroleum Geo-Services
             A/S (a).............................................      3,569,109
                                                                    ------------
            Portugal - 0.9%
    245,000 Portugal Telecom S.A.................................      2,240,497
                                                                    ------------
            Russia - 0.6%
     40,000 LUKoil Holdings ADR..................................      1,480,000
                                                                    ------------
            Singapore - 1.2%
    650,000 City Developments Ltd................................      3,018,460
                                                                    ------------
            Slovakia - 0.2%
    231,500 Slovakofarma A.S. GDR (b)(c).........................        405,125
                                                                    ------------
            Spain - 2.8%
    259,000 Iberdrola S.A. ......................................      3,246,388
    105,000 Repsol S.A. .........................................      1,677,908
    125,320 Telefonica S.A. (a)..................................      2,070,868
                                                                    ------------
                                                                       6,995,164
                                                                    ------------
            Sweden - 4.9%
     31,500 ABB Ltd..............................................      3,233,079
    284,000 Electrolux AB........................................      3,684,991
    661,574 Nordea AB
             (NDA) (a)...........................................      5,162,237
                                                                    ------------
                                                                      12,080,307
                                                                    ------------
            Switzerland - 7.4%
        900 Nestle S.A...........................................      2,098,705
      2,000 Novartis AG, (Registered) (a)........................      3,534,855
        415 Roche Holding
             AG (a)..............................................      4,226,804
     12,500 Swisscom AG..........................................      3,250,309
      8,500 Zurich Financial Services AG.........................      5,123,072
                                                                    ------------
                                                                      18,233,745
                                                                    ------------

                                                                      Value
   Shares                                                           (Note A1)
-------------------------------------------------------------------------------

            Taiwan - 0.4%
    477,000 Taiwan Semiconductor Manufacturing Co., Ltd. (a)....      1,144,973
                                                                   ------------
            United Kingdom - 15.1%
    174,831 Barclays plc........................................   $  5,413,824
    899,613 British Airways plc.................................      5,250,162
    355,000 British Telecommunications
             plc................................................      3,034,732
    167,274 Cable & Wireless plc................................      2,257,419
    540,000 Nycomed Amersham plc................................      4,499,192
  1,288,186 Rolls-Royce plc.....................................      3,816,697
    130,500 Royal Bank of Scotland Group plc....................      3,085,410
    129,571 Royal Bank of Scotland Group plc, value
             shares (a).........................................        160,724
    571,000 The Great Universal Stores plc......................      4,484,404
    640,000 Unilever plc........................................      5,480,630
                                                                   ------------
                                                                     37,483,194
                                                                   ------------
            Total -- Common Stocks
             (Cost $234,170,122)................................    240,504,911
                                                                   ------------
    Face
   Amount
-------------------------------------------------------------------------------
            U.S. Government Obligations - 1.8%
            U.S. Treasury Bill - 1.8%
 $4,486,000 3/22/01, 5.77% (Cost $4,432,400)....................      4,432,400
                                                                   ------------
            Total Investments - 98.9%
             (Cost $238,602,522)................................    244,937,311
            Other Assets and Liabilities (Net) -- 1.1%..........      2,647,314
                                                                   ------------
            NET ASSETS - 100%...................................   $247,584,625
                                                                   ============

(a)  Non-income producing securities
(b) Fair valued securities - See Note A1. Total Market value of fair valued securities owned at December 31, 2000 was $405,125 or 0.2% of net assets.
(c)  144A Security - Certain conditions for public sale may exist.
ADR  American Depositary Receipt
GDR  Global Depositary Receipt

 Portfolio of Investments
 December 31, 2000

The accompanying notes are an integral part of the financial statements.
                             Sector Diversification

                                     % of
                                     Net
                                    Assets Market Value
-------------------------------------------------------
Financials                           24.8  $ 61,336,860
Consumer Discretionary               12.6    31,156,313
Industrials                          12.5    30,867,478
Telecom Services                     11.4    28,182,379
Healthcare                            9.5    23,632,904
Information Technology                8.4    20,857,981
Materials                             5.2    13,003,191
Consumer Staples                      5.0    12,438,144
Energy                                4.7    11,706,944
Utilities                             3.0     7,322,717
Government Obligations                1.8     4,432,400
                                    -----  ------------
 Total Investments                   98.9   244,937,311
Other Assets and Liabilities (Net)    1.1     2,647,314
                                    -----  ------------
 Net Assets                         100.0  $247,584,625
                                    =====  ============

 Hansberger Emerging Markets Fund

 Portfolio of Investments
 December 31, 2000

The accompanying notes are an integral part of the financial statements.

                                                                      Value
   Shares                                                           (Note A1)
-------------------------------------------------------------------------------

            Common Stocks - 95.4%
            Argentina - 1.5%
    240,000 Perez Companc S.A. ADR..............................   $  3,750,000
                                                                   ------------
            Brazil - 12.9%
    100,000 Companhia Brasileira de Distribuicao Grupo Pao de
             Acucar ADR.........................................      3,650,000
    262,900 Companhia Vale do Rio Doce S.A. ADR.................      6,473,912
    191,500 Petroleo Brasileiro S.A. ADR (a)....................      4,835,375
    226,000 Tele Celular Sul Participacoes S.A. ADR.............      5,904,250
    270,987 Tele Norte Leste Participacoes S.A. ADR.............      6,181,891
    170,000 Unibanco - Uniao de Bancos Brasileiros S.A. GDR.....      5,004,375
                                                                   ------------
                                                                     32,049,803
                                                                   ------------
            China - 5.9%
  1,015,000 China Mobile
             Ltd. (a)...........................................      5,543,675
    285,000 Huaneng Power International, Inc. ADR...............      5,379,375
 37,234,000 Sinopec Shanghai Petrochemical Co. Ltd. (a).........      3,723,543
                                                                   ------------
                                                                     14,646,593
                                                                   ------------
            Croatia - 2.0%
    415,000 Pliva d.d. GDR (c)..................................      4,926,299
                                                                   ------------
            Czech Republic - 1.5%
    454,999 Komercni Banka A.S. GDR (a).........................      3,685,492
                                                                   ------------
            Egypt - 1.3%
    230,000 Commercial International Bank.......................      2,070,000
    127,800 Commercial International Bank GDR (a)(c)............      1,150,200
                                                                   ------------
                                                                      3,220,200
                                                                   ------------

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Greece - 1.6%
    261,666 Hellenic Telecommunications Organization S.A. .......   $  3,917,890
                                                                    ------------
            Hong Kong - 9.5%
    512,124 HSBC Holdings plc....................................      7,583,666
    495,700 Hutchison Whampoa Ltd. ..............................      6,180,600
  2,426,000 SmarTone Telecommunications Holdings Ltd. (a)........      3,499,173
  1,741,500 Wing Hang Bank Ltd. .................................      6,296,434
                                                                    ------------
                                                                      23,559,873
                                                                    ------------
            Hungary - 3.7%
     36,273 EGIS Rt. ............................................      1,369,812
     91,000 Gedeon Richter Rt. ..................................      5,379,040
    123,000 Matav Rt. ADR........................................      2,513,812
                                                                    ------------
                                                                       9,262,664
                                                                    ------------
            India - 6.2%
    820,000 Gujarat Ambuja Cements Ltd. GDR (c)..................      2,890,500
     49,600 Infosys Technologies Ltd. ADR........................      4,575,600
    501,000 Larsen & Toubro Ltd. GDR (c).........................      4,271,025
  1,965,000 Tata Engineering & Locomotive GDR (c)................      3,700,095
                                                                    ------------
                                                                      15,437,220
                                                                    ------------
            Israel - 1.0%
    414,600 Partner Communications Co., Ltd. ADR (a).............      2,435,775
                                                                    ------------
            Korea - 10.6%
    492,275 Kookmin Bank GDR (c).................................      5,828,487
    225,000 Korea Electric Power (KEPCO) Corp. ..................      4,197,628
    101,000 Korea Telecom Corp. .................................      5,349,407
    409,000 Pohang Iron & Steel Co., Ltd. ADR....................      6,365,062
     37,842 Samsung Electronics Co. .............................      4,726,511
                                                                    ------------
                                                                      26,467,095
                                                                    ------------

 Portfolio of Investments
 December 31, 2000

The accompanying notes are an integral part of the financial statements.

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Common Stocks (continued)
            Malaysia - 5.0%
  1,300,000 Commerce Asset-Holding Bhd. .........................   $  2,788,158
  1,090,000 Malayan Banking Bhd. ................................      3,872,369
  3,135,000 Road Builder (M) Holdings Bhd. ......................      2,466,750
  5,100,000 Technology Resources Industries Bhd. (a) ............      3,100,263
    457,000 United Engineers Bhd. ...............................        348,763
                                                                    ------------
                                                                      12,576,303
                                                                    ------------
            Mexico - 11.2%
    235,178 Cemex S.A. de C.V. ADR ..............................      4,247,903
  2,770,000 Grupo Financiero Banamex Accival S.A. (a)............      4,529,977
    207,400 Grupo Iusacell S.A de C.V. ADR.......................      2,022,150
     83,000 Grupo Televisa S.A. GDR (a)..........................      3,729,812
  1,200,000 Kimberly-Clark de Mexico S.A. de C.V. ...............      3,320,676
    958,000 Nuevo Grupo Mexico S.A. (a) .........................      2,840,364
    110,400 Telefonos de Mexico S.A., Class L, ADR...............      4,981,800
    114,000 Wal-Mart de Mexico S.A. de C.V. ADR (a)..............      2,268,486
                                                                    ------------
                                                                      27,941,168
                                                                    ------------
            Poland - 4.7%
    888,000 Polski Koncern Naftowy Orlen S.A. ...................      4,834,846
    691,300 Telekomunikacja Polska S.A. GDR (c)..................      4,616,985
    203,500 Zaclady Metali Lekkich Kety (a)......................      2,166,727
                                                                    ------------
                                                                      11,618,558
                                                                    ------------
            Russia - 3.6%
     79,000 LUKoil Holdings ADR..................................      2,923,000
    160,300 Mobile Telesystems ADR (a)...........................      3,847,200

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Russia (continued)
    225,800 Surgutneftegaz ADR...................................   $  2,348,320
                                                                    ------------
                                                                       9,118,520
                                                                    ------------
            Singapore - 3.4%
    810,000 City Developments Ltd. ..............................      3,761,465
    412,380 DBS Group Holdings Ltd. .............................      4,662,618
                                                                    ------------
                                                                       8,424,083
                                                                    ------------
            Slovakia - 1.6%
  1,224,000 Slovakofarma A.S. GDR (b)(c).........................      2,142,000
    168,494 Slovnaft A.S. (a)....................................      1,889,007
                                                                    ------------
                                                                       4,031,007
                                                                    ------------
            Taiwan - 4.8%
  1,728,000 Acer Communications & Multimedia, Inc. ..............      1,763,478
  5,616,000 Chinatrust Commercial Bank (a).......................      3,374,348
  1,250,000 Taiwan Semiconductor Manufacturing Co., Ltd. (a) ....      3,000,453
  2,596,400 United Microelectronics Corp. (a) ...................      3,770,738
                                                                    ------------
                                                                      11,909,017
                                                                    ------------
            Thailand - 2.0%
    520,000 Advanced Info Service Public Co., Ltd. (a) ..........      5,032,258
                                                                    ------------
            United Kingdom - 1.4%
  1,400,000 Old Mutual plc ......................................      3,473,219
                                                                    ------------
            Total -- Common Stocks
             (Cost $243,023,006).................................    237,483,037
                                                                    ------------
   No. of
  Warrants
            Warrants - 0.0%
            Mexico - 0.0%
     10,820 Cemex S.A., Warrants, expiring 12/13/02 (a)
             (Cost $18,935)......................................         11,158
                                                                    ------------

 Portfolio of Investments
 December 31, 2000

The accompanying notes are an integral part of the financial statements.

   Face                                   Value
  Amount                                (Note A1)
---------------------------------------------------
            U.S. Government Obligations - 2.7%
            U.S. Treasury Bill - 2.7%
$6,967,000  03/22/01, 5.77%
             (Cost $6,880,909)...      $  6,880,909
                                       ------------
            TOTAL INVESTMENTS -- 98.1%
            (Cost $249,922,850).......  244,375,104
            Other Assets and
              Liabilities (Net) --
              1.9%....................    4,634,450
                                       ------------
            NET ASSETS --
             100%..................... $249,009,554
                                       ============

(a)  Non-income producing securities
(b) Fair valued securities - See Note A1. Total Market value of fair valued securities owned at December 31, 2000 was $2,142,000 or 0.9% of net assets.
(c)  144A Security - Certain conditions for public sale may exist.
ADR  American Depositary Receipt
GDR  Global Depositary Receipt

                             Sector Diversification

                                     % of
                                     Net      Market
                                    Assets    Value
-------------------------------------------------------
Financials                           25.8  $ 64,261,407
Telecom Services                     23.7    58,946,529
Materials                            12.9    32,039,846
Energy                                8.3    20,580,548
Information Technology                7.2    17,836,780
Healthcare                            5.5    13,817,151
Consumer Discretionary                3.9     9,698,393
Utilities                             3.8     9,577,003
Industrials                           2.8     7,086,538
Government Obligations                2.7     6,880,909
Consumer Staples                      1.5     3,650,000
                                    -----  ------------
 Total Investments                   98.1   244,375,104
Other Assets and Liabilities (Net)    1.9     4,634,450
                                    -----  ------------
 Net Assets                         100.0  $249,009,554
                                    =====  ============

 Statements of Assets and Liabilities

 December 31, 2000

The accompanying notes are an integral part of the financial statements.

                                                  International
                                                      Value        Emerging
                                                      Fund       Markets Fund
                                                  -------------  ------------
ASSETS:
Investments, at Cost -- see accompanying
 portfolios...................................... $238,602,522   $249,922,850
Foreign Currency, at Cost........................    2,038,484        542,074
                                                  ------------   ------------
                                                   240,641,006    250,464,924
                                                  ============   ============
Investments, at Value (Note A1).................. $244,937,311   $244,375,104
Foreign Currency, at Value.......................    2,030,997        534,609
Cash.............................................          904        603,568
Dividends Receivable.............................      498,879        212,656
Receivable for Investments Sold..................      541,023      4,148,323
Receivable for Fund Shares Sold..................           --          6,069
Deferred Organization Costs (Note A5)............       10,029         25,256
Other Assets.....................................       25,434         30,760
                                                  ------------   ------------
 Total Assets....................................  248,044,577    249,936,345
                                                  ------------   ------------
LIABILITIES:
Payable for Investments Purchased................           --        600,960
Distributions Payable............................       42,884         10,336
Investment Advisory Fees Payable (Note B)........      293,189        169,919
Administration Fees Payable......................       34,340         32,678
Custodian Fees Payable...........................       47,382         65,441
Professional Fees Payable........................       24,826         24,301
Accrued Expenses and Other Liabilities...........       17,331         23,156
                                                  ------------   ------------
 Total Liabilities...............................      459,952        926,791
                                                  ------------   ------------
Net Assets....................................... $247,584,625   $249,009,554
                                                  ============   ============
NET ASSETS CONSIST OF:
Paid-in Capital.................................. $247,206,621   $263,271,825
Undistributed (Distributions in Excess of) Net
 Investment Income...............................      613,922       (321,429)
Accumulated Net Realized Loss....................   (6,576,974)    (8,411,914)
Unrealized Appreciation (Depreciation) of
 Investments and Foreign Currency Translations...    6,341,056     (5,528,928)
                                                  ------------   ------------
Net Assets....................................... $247,584,625   $249,009,554
                                                  ============   ============
Shares of Beneficial Interest Outstanding
 (unlimited authorization, no par value).........   24,241,369     35,744,399
                                                  ============   ============
Net Asset Value Per Share........................ $      10.21   $       6.97
                                                  ============   ============

 Statements of Operations

 Year Ended December 31, 2000

The accompanying notes are an integral part of the financial statements.

                                                 International    Emerging
                                                     Value         Markets
                                                     Fund           Fund
                                                 -------------  -------------
Investment Income:
Dividends....................................... $  5,938,729   $   4,181,207
Interest........................................      851,588         664,919
 Less: Foreign Taxes Withheld...................     (641,979)       (170,391)
                                                 ------------   -------------
 Total Income...................................    6,148,338       4,675,735
                                                 ------------   -------------
Expenses:
Investment Advisory Fees (Note B):
 Basic Fees.....................................    2,227,296       3,154,872
 Less: Fees Waived..............................     (114,428)       (244,506)
                                                 ------------   -------------
Investment Advisory Fees -- Net.................    2,112,868       2,910,366
Administration Fees.............................      360,829         376,227
Custodian Fees..................................      341,664         532,897
Professional Fees...............................       57,371          62,282
Registration and Filing Fees....................       34,611          19,084
Shareholder Reports.............................       27,506          30,698
Trustees' Fees and Expenses (Note E)............        7,763           7,615
Amortization of Organization Costs (Note A5)....       10,135              --
Miscellaneous Expenses..........................       11,332              --
                                                 ------------   -------------
Net Expenses....................................    2,964,079       3,939,169
                                                 ------------   -------------
Net Investment Income...........................    3,184,259         736,566
                                                 ------------   -------------
Net Realized Gain (Loss):
Security Transactions...........................   (6,011,290)      8,034,473
Foreign Currency Transactions...................   (1,516,270)       (691,660)
                                                 ------------   -------------
Net Realized Gain (Loss)........................   (7,527,560)      7,342,813
                                                 ------------   -------------
Net Unrealized Appreciation (Depreciation) on:
Investments.....................................  (32,743,975)   (112,330,425)
Foreign Currency Translations...................         (822)        (43,552)
Translation of Other Assets and Liabilities
 Denominated in Foreign Currency................       13,754          26,283
                                                 ------------   -------------
 Net Unrealized Appreciation (Depreciation).....  (32,731,043)   (112,347,694)
                                                 ------------   -------------
Net Realized Gain (Loss) and Unrealized
 Appreciation (Depreciation)....................  (40,258,603)   (105,004,881)
                                                 ------------   -------------
Net Decrease in Net Assets Resulting from
 Operations..................................... $(37,074,344)  $(104,268,315)
                                                 ============   =============

 Statements of Changes in Net Assets


The accompanying notes are an integral part of the financial statements.

                                                 International Value Fund
                                            -----------------------------------
                                               Year Ended        Year Ended
                                            December 31, 2000 December 31, 1999
                                            ----------------- -----------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Income......................   $   3,184,259     $  4,223,588
Net Realized Gain (Loss)...................      (7,527,560)      15,412,793
Net Unrealized Appreciation
 (Depreciation)............................     (32,731,043)      62,911,019
                                              -------------     ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations.................     (37,074,344)      82,547,400
                                              -------------     ------------
Distributions:
Net Investment Income......................      (1,756,718)      (3,437,712)
                                              -------------     ------------
 Total Distributions.......................      (1,756,718)      (3,437,712)
                                              -------------     ------------
Capital Share Transactions (Note G):
Proceeds from Shares Sold..................      26,155,913       27,232,804
Net Asset Value on Reinvestment of
 Distributions.............................       1,594,288        3,015,004
Cost of Shares Redeemed....................    (108,437,162)     (23,566,302)
Transaction Fees...........................         587,193          231,583
                                              -------------     ------------
Increase (Decrease) in Net Assets from
 Capital Share Transactions................     (80,099,768)       6,913,089
                                              -------------     ------------
Net Increase (Decrease) in Net Assets......    (118,930,830)      86,022,777
Net Assets:
 Beginning of Year.........................     366,515,455      280,492,678
                                              -------------     ------------
 End of Year...............................   $ 247,584,625     $366,515,455
                                              =============     ============
 Undistributed Net Investment Income
  Included in End of Year Net Assets.......   $     613,922     $    570,503
                                              =============     ============

 Statements of Changes in Net Assets


The accompanying notes are an integral part of the financial statements.

                                                   Emerging Markets Fund
                                            -----------------------------------
                                               Year Ended        Year Ended
                                            December 31, 2000 December 31, 1999
                                            ----------------- -----------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Income......................   $     736,566     $    953,370
Net Realized Gain..........................       7,342,813        8,148,655
Net Unrealized Appreciation
 (Depreciation)............................    (112,347,694)     113,501,407
                                              -------------     ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations.................    (104,268,315)     122,603,432
                                              -------------     ------------
Distributions:
Distributions in Excess of Net Investment
 Income....................................        (261,684)              --
                                              -------------     ------------
Capital Share Transactions (Note G):
Proceeds from Shares Sold..................      30,154,665       91,845,766
Net Asset Value on Reinvestment of
 Distributions.............................         251,348               --
Cost of Shares Redeemed....................     (27,599,171)      (7,810,657)
Transaction Fees...........................         526,642          896,795
                                              -------------     ------------
Increase in Net Assets from Capital Share
 Transactions..............................       3,333,484       84,931,904
                                              -------------     ------------
Net Increase (Decrease) in Net Assets......    (101,196,515)     207,535,336
Net Assets:
 Beginning of Year.........................     350,206,069      142,670,733
                                              -------------     ------------
 End of Year...............................   $ 249,009,554     $350,206,069
                                              =============     ============
 Distributions in Excess of Net Investment
  Income Included in End of Year Net
  Assets...................................   $    (321,429)    $   (104,650)
                                              =============     ============

 Financial Highlights

 For a Share Outstanding Throughout Each Period

The accompanying notes are an integral part of the financial statements.

                                                           International Value Fund
                          -------------------------------------------------------------------------------------------
                             Year Ended        Year Ended        Year Ended        Year Ended        Period Ended
                          December 31, 2000 December 31, 1999 December 31, 1998 December 31, 1997 December 31, 1996*+
                          ----------------- ----------------- ----------------- ----------------- -------------------
Net Asset Value,
 Beginning of Period....      $  11.49          $   8.97          $   9.79          $  10.12            $10.12
                              --------          --------          --------          --------            ------
Income from Investment
 Operations:
Net Investment Income...          0.13              0.13              0.14              0.10                --
Net Realized and
 Unrealized Gain
 (Loss).................         (1.34)             2.50             (0.81)            (0.25)               --
                              --------          --------          --------          --------            ------
 Total from Investment
  Operations............         (1.21)             2.63             (0.67)            (0.15)               --
                              --------          --------          --------          --------            ------
Less Distributions from:
Net Investment Income...         (0.07)            (0.11)            (0.11)            (0.08)               --
In Excess of Net
 Investment Income......            --                --                --                -- ++             --
Capital Gains...........            --                --             (0.04)            (0.10)               --
                              --------          --------          --------          --------            ------
 Total Distributions....         (0.07)            (0.11)            (0.15)            (0.18)               --
                              --------          --------          --------          --------            ------
Net Asset Value, End of
 Period.................      $  10.21          $  11.49          $   8.97          $   9.79            $10.12
                              ========          ========          ========          ========            ======
Total Return............        (10.58)%           29.35%            (6.96)%           (1.46)%            0.00 %
Ratios and Supplemental
 Data:
Net Assets, End of
 Period (in Thousands)..      $247,585          $366,515          $280,493          $186,559            $4,296
Ratio of Expenses to
 Average Net Assets
 (1)....................          1.00%             1.00%             1.00 %            1.00 %            1.00 %**
Ratio of Net Investment
 Income to Average Net
 Assets (1).............          1.07%             1.31%             1.82 %            1.84 %            3.50 %**
Portfolio Turnover
 Rate...................            71%               51%               32 %              14 %               0 %
--------------------------
(1) Effect of voluntary
    expense limitation
    during the period:
 Ratio of Expenses to
  Average Net Assets....          1.04%             1.03%             1.10 %            1.29 %           77.13 %**
 Ratio of Net Investment
  Income (Loss) to
  Average Net Assets....          1.03%             1.28%             1.72 %            1.55 %          (72.63)%**

 * The Fund commenced operations on December 30, 1996.
** Annualized.
 + The per share amounts for the two day period ended December 31, 1996 are based on average outstanding shares.
++ Amount represents less than $0.01 per share.

 Financial Highlights

 For a Share Outstanding Throughout Each Period

The accompanying notes are an integral part of the financial statements.

                                                             Emerging Markets Fund
                          -------------------------------------------------------------------------------------------
                             Year Ended        Year Ended        Year Ended        Year Ended        Period Ended
                          December 31, 2000 December 31, 1999 December 31, 1998 December 31, 1997 December 31, 1996*+
                          ----------------- ----------------- ----------------- ----------------- -------------------
Net Asset Value,
 Beginning of Period....      $   9.80          $   5.91          $   8.50           $ 10.12            $10.12
                              --------          --------          --------           -------            ------
Income from Investment
 Operations:
Net Investment Income...          0.02              0.03              0.04              0.05                --
Net Realized and
 Unrealized Gain
 (Loss).................         (2.84)             3.86             (2.61)            (1.58)               --
                              --------          --------          --------           -------            ------
 Total from Investment
  Operations............         (2.82)             3.89             (2.57)            (1.53)               --
                              --------          --------          --------           -------            ------
Less Distributions from:
Net Investment Income...            --                --             (0.02)            (0.07)               --
In Excess of Net
 Investment Income......         (0.01)               --                --++              --                --
Capital Gains...........            --                --                --             (0.02)               --
                              --------          --------          --------           -------            ------
 Total Distributions....         (0.01)               --             (0.02)            (0.09)               --
                              --------          --------          --------           -------            ------
Net Asset Value, End of
 Period.................      $   6.97          $   9.80          $   5.91           $  8.50            $10.12
                              ========          ========          ========           =======            ======
Total Return............        (28.80)%           65.82%           (30.20)%          (15.11)%            0.00 %
Ratios and Supplemental
 Data:
Net Assets, End of
 Period (in Thousands)..      $249,010          $350,206          $142,671           $36,720            $5,233
Ratio of Expenses to
 Average Net Assets(1)..          1.25 %            1.25%             1.25 %            1.50 %            1.50 %**
Ratio of Net Investment
 Income to Average Net
 Assets(1)..............          0.23 %            0.39%             1.08 %            1.12 %            2.87 %**
Portfolio Turnover
 Rate...................            70 %              43%               44 %              15 %               0 %
--------------------------
(1) Effect of voluntary
    expense limitation
    during the period:
 Ratio of Expenses to
  Average Net Assets....          1.33 %            1.36%             1.68 %            2.18 %           65.28 %**
 Ratio of Net Investment
  Income (Loss) to
  Average Net Assets....          0.15 %            0.28%             0.65 %            0.44 %          (60.91)%**

 * The Fund commenced operations on December 30, 1996.
** Annualized.
 + The per share amounts for the two day period ended December 31, 1996 are based on average outstanding shares.
++ Amount represents less than $0.01 per share.

 Notes to Financial Statements

 December 31, 2000

Hansberger Institutional Series (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of December 31, 2000, the Trust was comprised of two separate active, diversified portfolios (individually referred to as a "Fund", collectively as the "Funds"). The International Value Fund (formerly the International Fund, name change effective April 30, 2000) and the Emerging Markets Fund, each a Fund of the Trust, commenced operations on December 30, 1996.

The International Value Fund seeks to achieve long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States including developing countries. The Emerging Markets Fund seeks to achieve long-term capital growth through a policy of investing primarily in publicly traded equity securities of companies located in emerging markets.

A. Accounting Policies: The following significant accounting policies are in conformity with accounting principles for investment companies generally ac-cepted in the United States. Such policies are consistently followed by the Trust in the preparation of the financial statements. Generally accepted ac-counting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 1. Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price within a range not exceeding the current asked price nor less than the current bid price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Securities not priced in this manner are valued at the most recently quoted bid price, or, when securities exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available, including restricted securities and unlisted foreign securities, are valued at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be done by others.

 The Funds' investments in emerging markets or developing markets may subject the Funds to a greater degree of risk than in a developed market. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Funds' investments and income generated by these investments, as well as the Funds' ability to repatriate such amounts.

 2. Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and lia-bilities denominated in a foreign currency are translated into U.S. dollars at the foreign currency exchange rates applicable on that day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transac-tions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities trans-actions and the difference between the amount of net investment income ac-crued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segre-gated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment in securities.

 3. Forward Currency Exchange Contracts: The Funds may enter into forward currency exchange contracts in connection with planned purchases or sales of securities or to hedge the value of some or all of a Fund's portfolio securities. A forward currency contract is an agreement between two parties to purchase and sell currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in currency exchange rates applicable on that day. Forward currency contracts are marked-to-market daily using the forward foreign currency exchange rates applicable on that day or at such other rates as deemed appropriate. The change in value is recorded by the Funds as an unrealized gain or loss. When a forward currency contract is extinguished, either by delivering the currency or by entering into another forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at settlement date. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably relative to the U.S. dollar.

 4. Taxes: It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation as the income and/or capital gains are earned.

 In determining the daily net asset value, the Funds estimate the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of December 31, 2000, the Funds had no reserve related to capital gains. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appeciation of applicable securities, and holding period of such investments and the related tax rates and other such factors. As of December 31, 2000, the Funds had no reserve related to taxes on the repatriation of foreign currencies.

 5. Organizational Costs: The organizational costs of the Funds are being amortized on a straight-line basis over a period of five years beginning with each Fund's commencement of operations. Hansberger Global Investors, Inc. has agreed that in the event any of its initial shares in a Fund are re-deemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

 6. Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-date (except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend date in the exercise of reasonable diligence) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets. Distributions for the Funds are recorded on the ex-date. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing book and tax treatment for organizational expenses.

 Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to paid-in capital, undistributed net investment income (loss) and accumulated net realized gain
 (loss) on investments and foreign currency transactions. Undistributed net investment income (loss) and accumulated net realized gain (loss) may include temporary book and tax differences which should reverse in a subsequent period. At December 31, 2000, the International Value Fund reclassified $1,384,122 and $11,076 from undistributed net investment income and paid in capital, respectively, to accummulated net realized loss. The Emerging Markets Fund reclassified $691,661 from undistributed net investment income to accumulated net realized loss. These reclassifications have no impact on the Funds' financial statements and are designed to present each Fund's capital accounts on a tax basis.

 Distributions in excess of tax basis earnings and profits will be reported in the Funds' financial statements as a return of capital. Furthermore, differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or in excess of accumulated net realized gains.

 Permanent book and tax basis differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

B. Adviser: Hansberger Global Investors, Inc., (the "Adviser") a wholly-owned subsidiary of Hansberger Group, Inc., provides each Fund with investment advisory services pursuant to an investment advisory agreement at a monthly fee calculated at the annual rate of 0.75% and 1.00% of average daily net assets of the International Value Fund and the Emerging Markets Fund, respectively. The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Funds, if necessary, if the annual operating expenses as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios of 1.00% for the International Value Fund and 1.25% for the Emerging Markets Fund. The Adviser, at its discretion, may revise or discontinue the voluntary fee waivers and reimbursements at any time.

C. Administrator: Chase Global Funds Services Company (the "Administrator" or "CGFSC"), a subsidiary of The Chase Manhattan Bank, provides the Trust with administrative, dividend disbursing and transfer agent services pursuant to an Administrative Agreement (the "Agreement"). Under the Agreement the Trust pays the Administrator a monthly fee in proportion to the Funds' combined average daily net assets at the following annual rate: 0.12% of the first $500 million of average daily net assets, 0.08% for the next $500 million of average daily net assets, and 0.06% for average daily net assets over $1 billion. Certain employees of CGFSC are officers of the Fund.

D. Custodian: The Chase Manhattan Bank serves as the Trust's custodian in accordance with a custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

E. Trustee Fees: The Trust pays each Trustee, who is not also an officer or affiliated person, an annual fee plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees.

Expenses for the period ended December 31, 2000, include legal fees paid to Morgan, Lewis & Bockius LLP. A partner of that firm is a Trustee to the Trust.

F. Purchases and Sales: For the year ended December 31, 2000, purchases and sales of investment securities other than long-term U.S. Government securities and short-term investments were:

Fund                                                   Purchases      Sales
----                                                  ------------ ------------
International Value Fund............................. $199,038,562 $272,721,562
Emerging Markets Fund................................  209,160,331  216,187,468

There were no purchases or sales of long-term U.S. Government securities during the year ended December 31, 2000.

During the year ended December 31, 2000, the Funds paid brokerage commissions to J.M. Sassoon and Salomon Smith Barney, affiliated broker/dealers of the Adviser, as follows:

Fund                                           J.M. Sassoon Salomon Smith Barney
----                                           ------------ --------------------
International Value Fund......................    $9,323          $27,830
Emerging Markets Fund.........................     6,498               --

G. Capital Share Transactions: Transactions in fund shares for the periods indicated below:

                                International Value
                                        Fund            Emerging Markets Fund
                               -----------------------  ----------------------
                                  Year         Year        Year        Year
                                  Ended       Ended       Ended       Ended
                                12/31/00     12/31/99    12/31/00    12/31/99
                               -----------  ----------  ----------  ----------
Shares sold..................    2,486,386   2,674,774   3,463,782  12,635,405
Shares issued on reinvestment
 of distributions............      148,879     268,494      35,703          --
Shares repurchased...........  (10,295,727) (2,303,890) (3,480,255) (1,045,466)
                               -----------  ----------  ----------  ----------
Increase (decrease)..........   (7,660,462)    639,378      19,230  11,589,939
Fund shares:
Beginning of year............   31,901,831  31,262,453  35,725,169  24,135,230
                               -----------  ----------  ----------  ----------
End of year..................   24,241,369  31,901,831  35,744,399  35,725,169
                               ===========  ==========  ==========  ==========

Shareholders entering after April 1, 1997, are charged a transaction fee in connection with each purchase and redemption of shares of each Fund. The transaction fee is 0.50% for the International Value Fund and 1.00% for the Emerging Markets Fund. The transaction fee is not a sales charge and is retained by the Funds. The fee does not apply to and is not charged in connection with exchanges from one Fund to another, certain other transactions, including the reinvestment of dividends or capital gain distributions, or transactions involving shareholders who previously purchased shares that were not subject to the transaction fee.

H. Additional Tax Information: At December 31, 2000, cost, unrealized appreciation, unrealized (depreciation), and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                                  Net Unrealized
                                       Unrealized    Unrealized    Appreciation
          Fund               Cost     Appreciation (Depreciation) (Depreciation)
          ----           ------------ ------------ -------------- --------------
International Value
 Fund................... $238,652,961 $32,450,521   $(26,166,171)  $ 6,284,350
Emerging Markets Fund...  250,279,333  34,623,258    (40,527,487)   (5,904,229)

From time to time, certain Funds of the Trust have shareholders that hold a significant portion of a Fund's outstanding shares. Investment activities of these shareholders could have a material impact on those Funds.

At December 31, 2000, the International Value Fund had capital loss carryforwards to offset future capital gains of $394,999 and $6,131,536, which will expire December 31, 2006, and December 31, 2008, respectively. The Emerging Markets Fund had capital loss carryforwards to offset future capital gains of$5,560,701, which will expire on December 31, 2006.

 Report of Independent Public Accountants

To the Shareholders and Trustees of Hansberger Institutional Series:

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Hansberger Institutional Series, a Massachusetts Business Trust (comprising, respectively, the International Value Fund and the Emerging Markets Fund) as of December 31, 2000 and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Hansberger Institutional Series as of December 31, 2000, the results of their operations, the changes in their net assets and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts                                Arthur Andersen LLP
February 12, 2001

 Federal Income Tax Information (Unaudited)

  For the year ended December 31, 2000, the Funds expect to pass through to shareholders foreign tax credits of approximately $641,979 and $170,391 for the International Value Fund and the Emerging Markets Fund, respectively. In addition, for the year ended December 31, 2000, net income derived from sources within foreign countries amounted to $2,629,803 and $432,912 for the International Value Fund and the Emerging Markets Fund, respectively.